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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 ---------------


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 5, 2001


                        KARTS INTERNATIONAL INCORPORATED
             (Exact name of registrant as specified in its charter)


                                     Nevada
                            (State of incorporation)

                000-23041                               75-2639196
         (Commission File Number)        (I.R.S. Employer Identification Number)

         62204 Commercial Street
               P.O. Box 695
           Roseland, Louisiana                              70456
(Address of principal executive offices)                 (Zip Code)

                                 (504) 747-1111
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)


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                   INFORMATION INCLUDED IN REPORT ON FORM 8-K


Item 5.  Other Events.

Resignation of Director
-----------------------

         At a special meeting of the Board of Directors held on February 5, 2001, Chairman Blair benGerald tendered his resignation from the Board. Mr. benGerald cited plans to participate in full-time ministry.

Resignation of President / CEO, and election of new Chairman and President / CEO
--------------------------------------------------------------------------------

         Additionally, at the special meeting of the Board of Directors, President and Chief Executive Officer Charles Brister resigned as President and Chief Executive Officer for personal reasons. Mr. Brister was then nominated and elected to stand as Chairman of the Board. This move will allow Mr. Brister to focus on the innovation, technology development and safety thrusts on-going at the Company while continuing his active role in management.

         Board member Timotheus J. benHarold was nominated and elected to fill the role of President and Chief Executive Officer. Mr. benHarold had previously served the Company as Executive Vice President - Corporate Development.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 KARTS INTERNATIONAL INCORPORATED


                                 By: /s/  [L.S.] Timotheus J. benHarold
                                    --------------------------------------
                                 Timotheus J. benHarold, Chief Executive Officer and President

Date:  February 7, 2001




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